UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 19, 2017

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On July 19, 2017, the Audit Committee of the Board of Directors of Carrizo Oil & Gas, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as its independent registered public accounting firm. The reports of KPMG on the Company’s financial statements as of and for the years ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the 2016 report, which included an explanatory paragraph regarding a change in method of accounting for deferred income taxes as a result of the Company’s adoption of Financial Accounting Standards Board Accounting Standards Update 2015-17, Balance Sheet Classification of Deferred Taxes, as described in Note 2 to the financial statements. During the Company’s two most recent fiscal years and through July 19, 2017, there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in its reports on the Company’s financial statements for such periods, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided KPMG with a copy of the foregoing disclosure and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements by the Company in the foregoing disclosure and, if not, stating the respects in which it does not agree. KPMG’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
On July 19, 2017, the Audit Committee engaged Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017, effective immediately. As a result, EY will review the Company’s interim financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. During the Company’s two most recent fiscal years and through July 19, 2017, neither the Company nor anyone acting on its behalf consulted EY regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to such item) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

16.1	Letter dated July 24, 2017 from KPMG LLP to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrizo Oil & Gas, Inc.

Date:	July 24, 2017	By:	/s/ David L. Pitts
		Name:	David L. Pitts
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

16.1	Letter dated July 24, 2017 from KPMG LLP to the Securities and Exchange Commission regarding a change in certifying accountant.